                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM  8 - K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): September 13, 2000
                             (September 11, 2000)


                          NATIONAL STEEL CORPORATION

            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)



                1-983                                     25-0687210
      (Commission File Number)                 (IRS Employer Identification No.)


4100 Edison Lakes Parkway,  Mishawaka, IN                   46545-3440
 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:        219-273-7000

ITEM 5.  OTHER EVENTS

National Steel Corporation issued a press release on September 11, 2000 commenting on its third quarter outlook. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  Press release dated September 11, 2000.


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     NATIONAL STEEL CORPORATION

Date:  September 13, 2000            By: /s/Glenn H. Gage
                                         --------------------------
                                         Glenn H. Gage
                                         Senior Vice President and Chief
                                         Officer